EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to his knowledge:

1. The Annual Report on Form 10-K of Horizon PCS, Inc. for the year ended December 31, 2002 as filed March 28, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Horizon PCS, Inc.



Date: March 28, 2003               /s/ William A. McKell
                                   ---------------------------------------------
                                   William A. McKell, Chairman of the Board,
                                   President and Chief Executive Officer
                                   of Horizon PCS, Inc.






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